                                                                   Exhibit 10.13


                                     Z.d.A

                              KOOPERATIONSVERTRAG

                   Vertrag uber eine Zusammenarbeit zwischen

SEQUENOM Inc., Boston, c/o TVM Techno Venture Management L.P., 101 Arch Street,
                             Boston, MA 02110, USA

                - im folgenden:  Beteiligungegesellschaft (BG) -

       und der Technologie-Beteiligungs-Gesellschaft m.b.H. der Deutschen
                              Ausgleichsbank, Wie-
                             landstr. 4, 53170 Bonn

                             - im folgenden:  tbg -

       bei der Betreuung der in diesem Vertrag genannten Beteiligungen an

           SEQUENOM Instruments GmbH, StapelstraBe 5B, 22529 Hamburg

             - im folgenden:  Junges Technologie-Unternehmen (JTU)


                                     (S) 1

                                VERTRAGSPARTNER

1) Die tbg unterstutzt im Rahmen des mit dem Bundesminister fur Bildung, Wissenschaft, Forschung und Technologie (BMBF) und der Deutschen Ausgleichsbank durchgefuhrten Modellversuchs "Beteiligungskapital fur junge Technologie-Unternehmen" junge Technologie-Unternehmen durch die Ubernahme von Beteiligungen zur Finanzierung von Investitionen und Betriebsmitteln

    - fur Forschungs- und Entwicklungsarbeiten bis zur Herstellung und Erprobung von Prototypen (Keimphase) und

    - fur Anpassungsentwicklungen und die Vorbereitung der Produktion einschlieBlich der Markteinfuhrung technisch neuer Produkte, Verfahren oder technischer Dienstleistungen (Aufbaupohse)

    Die tbg beabsichtigt, an dem JTU eine stille Beteiligung in Hohe von DM 1.000.000, - unter der Voraussetzung zu ubernehmen, daB die zu Abs. 2 genannte Beteiligung zwischem der BG und dem JTU vereinbart wird. Eine Kopie des zwischen der tbg und dem JTU vorgesehenen Beteiligungsvertrages liegt diesem Vertrag bei.

2) Die BG beabsichtigt, an dem JTU eine Beteiligung als nicht ruckzahlbarer GesellschafterzuschuB in Hohe von DM 950.000, -- und eine Stammeinlage in Hohe von DM 50.000, - zu ubernehmen.

    Die BG wird bei der Verwaltung ihrer Beteiligung von der TVM Techno Venture Management Gesellschaft mbH & Co. KG, LeopoldstraB 28 A, 80802 Munchen (im folgenden: TVM), beraten.

    Die BG bestatigt, daB sie weder bei der KfW die Refinanzierung einer Beteiligung an dem JTU im Rahmen des Modellversuchs "Beteiligungskapital fur junge Technologie-Unternehmen" beantragt hat, noch im ubrigen die Forderung (Refinanzierung oder Absicherung) dieser Beteiligung an dem JTU aus dem ERP-Sondervermogen in Anspruchnimmt.

tbg
Technologie-Beteiligungs-Gesellschaft
m.b.H der Deutschen Ausgleichsbank      Kooperationsvertrag                    2
________________________________________________________________________________
3) Die Parteien werden einander unverzuglich schriftlich unterrichten, wenn die genannten Beteiligungsvereinbarungen mit dem JTU abgeschlossen sind. Sofern die endgultigen Beteiligungsvertrage von den bekanntgegebenen Entwurfen abweichen, sind die Vertrage in der maBgeblichen Fassung zu ubersenden und Abweichungen auf Verlangen zu erlautern.

4)  Eventuelle spatere Anderungen der Beteiligungsvertrage, eine
    VerauBerung/Verpfandung der Beteiligungen oder weitere Beteiligungs- oder Darlehensvertrage werden die Parteien nur mit Zustimmung ihres Vertragspartners aus diesem Vertrag vereinbaren. Soweit eine ordentliche Kundigung des Beteiligungsvertrages zwischen BG und JTU durch die BG zulassig ist, bedarf auch sie der Zustimmung durch die tbg. Uber eine Kundigung aus wichtigem Grund haben sich die Partner dieses Vertrages unverzuglich, nach Moglichkeit vor Ausspruch der Kundigung, zu unterrichten.

                                     (S) 2

                               BETREUUNG DES JTU

Die BG wird in Zusammenarbeit mit der TVM die Geschaftsfuhrung des JTU und die Entwicklung des durch die tbg geforderten Innovationsvorhabens mit der erforderlichen Sorgfalt uberwachen und dem JTU bei Bedarf mit einer Managementunterstutzung zur Seite stehen. Die BG ist grundsatzlich auch bereit und in der Lage, aber nicht verpflichtet, dem JTU im Bedarfsfall zusatzliche Finanzierungsmittel zur Verfugung zu stellen.

                                     (S) 3

                                 MITTELEINSATZ

Vor Abruf der Beteiligungsmittel der tbg wird die BG die zwischen tbg und JTU vereinbarten Abrufvoraussetzungen prufen und, soweit sie vorliegen, bestatigen. die BG wird den Abruf befurworten, wenn im Zeitpunkt des Abrufs nach Ihrem Kenntnisstand weder wirtschaftliche noch technische Bedenken an der Durchfuhrbarkeit des von der tbg geforderten Innovations-vorhabens bestehen.

                                     (S) 4

                        INFORMATIONS- UND KONTROLLRECHTE

1) Die BG verpflichtet sich gegenuber der tbg zur Berichterstattung uber die wirtschaftliche Lage des JTU und uber den Stand des von der tbg geforderten Innovationsvorhabens. Die BG wird hierbei die Beratungsleistungen der TVM in Anspruch nehmen.

2) Berichte sind regelmaBig halbjahrlich zum 31.03. und zum 30.09. zu erstatten.

3) Eine unverzugliche und nach Moglichkeit vorherige Unterrichtung der tbg hat bei allen der BG bekannten MaBnahmen zu erfolgen, die uber den Rahmen des ublichen Geschaftsbetriebes des JTU hinausgehen. Dies sind insbesondere die gemaB (S) 4 des Beteiligungsvertrages zwischen der tbg und dem JTU zustimmungsbedurftigen MaBnahmen und die in (S) 12 dieses Beteiligungsvertrages genannten Grunde fur eine Kundigung aus wichtigem Grund.

4) Die Berichterstattung hat, soweit die tbg hierauf nicht ausdrucklich schriftlich verzichtet, schriftlich und in dringenden Fallen vorab mundlich zu erfolgen.

tbg
Technologie-Beteiligungs-Gesellschaft
m.b.H der Deutschen Ausgleichsbank      Kooperationsvertrag                    3
________________________________________________________________________________
5) Die tbg ist berechtigt, selbst oder durch beauftragte Dritte eine umfassende Unterrichtung uber alle Rechtsbeziehungen der BG zum JTU zu verlangen und bei der BG alle Unterlagen einzusehen, die das JTU betreffen.

6) Die BG erklart sich damit einverstanden, daB die tbg die uber die Beteiligung der BG an dem JTU erlangten Daten zur wissenschaftlichen Auswertung des (S) 1 Abs. 1 dieses Vertrages genannten Modellversuchs an den BMBF oder ein von ihm beauftragtes Institut weiterleitet. Die BG erklart sich daruber hinaus bereit, dem BMBF und einem von ihm beauftragten Institut auch unmittelbar die zur wissenschaftlichen Auswertung des Modellversuchs erforderlichen Auskunfte zu erteilen. Bei der Ausarbeitung und gegebenenfalls bei der Veroffentlichung von Daten uber den Modellversuch wird sichergestellt, daB der BG kein Schaden entsteht.

                                     (S) 5

                                   KAUFOPTION

1)  Die BG ist berechtigt, die Beteiligung der tbg an dem JTU zum 30.6. oder
    31.12. eines jeden Jahres, spatestens aber zu dem Stichtag zu ubernehmen, der auf den Ablauf von 3 Jahren ab Beginn der Beteiligung der tbg an dem JTU folgt. Das Ubernahmeverlangen der BG ist einen Kalendermonat vor dem durch sie bestimmten Ubernahmetermin gegenuber der tbg schriftlich zu erklaren.

2) Die BG ubernimmt die Beteiligung der tbg im AuBenverhaltnis mit allen Rechten und Pflichten. Im Innenverhaltnis ist die tbg an den Ertragen aus dem bei der Ubernahme laufenden Geschaftsjahr mit 1/12 fur jeden angefangenen Monat ihrer Beteiligung zu beteiligen. Fur die Abrechnung zwischen tbg und BG gelten die Ertrage aus dem betroffenen Geschaftsjahr als gleichmaBig auf alle Monate verteilt angefallen. Zahlungen des JTU, die noch an die tbg erfolgten, sind zu berucksichtigen.

3) Die Ubernahme der Beteiligung der tbg erfolgt zum Nominalbetrag der Beteiligung der tbg im Zeitpunkt der Ubernahme zuzuglich eines Aufgeldes in Hohe von 25 %. Der Ubernahmepreis ist 2 Wochen nach Ubernahme zur Zahlung an die tbg fallig.

4) In dem Beteiligungsvertrag zwischen tbg und JTU ist der BG fur den Fall der Ausubung dieser Option in der mit der BG abgesprochenen Form das Recht vorbehalten worden, die Umwandlung der ubernommenen stillen Beteiligung in einen Gesellschaftsanteil zu verlangen.

                                     (S) 6

                        BEGINN UND DAUER DER KOOPERATION

1) Die BG ist der tbg gegenuber zur Betreuung des JTU nach (S) 2 und zur Unterrichtung nach (S) 4 dieses Vertrages ab dem Zeitpunkt verpflichtet, in dem dieser Vertrag und die Beteiligungsvertrage zwischen tbg und JTU sowie BG und JTU durch die jeweiligen Beteiligten unterzeichnet sind.

2)  Die Kooperation endet mit dem Ende der Beteiligung der tbg oder der BG.

3)  Die ordentliche Kundigung dieses Kooperationsvertrages ist ausgeschlossen.

tbg
Technologie-Beteiligungs-Gesellschaft
m.b.H der Deutschen Ausgleichsbank      Kooperationsvertrag                    4
________________________________________________________________________________
                                     (S) 7

                            ALLGEMEINE BESTIMMUNGEN

1) Anderungen and Erganzungen dieses Vertrages bedurfen der Schriftform. Mundliche Nebenabreden zu diesem Vertrag bestehen nicht.

2) Sollte eine Bestimmung dieses Vertrages rechtsunwirksam sein, so bleiben die ubrigen Bestimmungen davon unberuhrt. Die BG und die tbg sind verpflichtet, unwirksame Vertragsbestimmungen durch Regelungen zu ersetzen, die rechtswirksam sind und dem Sinn und Zweck der rechtsunwirksamen Bestimmungen moglichst weitgehend entsprechen.

3) Fur alle Rechtsstreitigkeiten, die sich aus diesem Vertrag und seiner Durchfuhrung ergeben, ist Bonn als Gerichtsstand vereinbart.

Bonn, den 23.6.95                       Boston, den 19.5. 1995

Technologie-Beteiligungs-               SEQUENOM Inc., Boston
Gesellschaft m.b.H. der                 c/o TVM Techno Venture Management L.P.
Deutschen Ausgleichsbank                101 Arch Street
                                        Boston, MA 02110
                                        USA


/s/ illegible                           by:  /s/ Joe J. DeBello
----------------------------               -------------------------------
                                           Treasurer



                                             /s/ illegible
                                        ----------------------------------